[LOGO] EarthShell
                                                                     CORPORATION

FOR IMMEDIATE RELEASE
CONTACTS:
            Media Inquiries:                             Investor Inquiries:
            Cindy Eikenberg                              Scott Houston
            Marketing Communications Manager             Chief Financial Officer
            EarthShell Corporation                       EarthShell Corporation
            410-847-9420                                 410-847-9420
            www.earthshell.com                           www.earthshell.com




                EARTHSHELL CORPORATION ANNOUNCES Q1 2006 RESULTS

BALTIMORE, MD, May 18, 2006 - EarthShell(R) Corporation (OTCBB:ERTH) announced today first quarter 2006 financial and operating results for the three month period ended March 31, 2006.

The first quarter net loss for fiscal year 2006 was $1.2 million, or $0.06 per share, compared to a net loss of $1.1 million, or $0.06 per share, for the first quarter of fiscal year 2005. The results for the 2006 first quarter included a decrease of $.09 million in general and administrative expenses for the quarter and approximately $.2 million of non-cash charges. These non-cash charges including $.3 million in gains from the settlement of debt which was offset by $.5 million from the accrual of interest and amortization of expenses related to its recent financing transaction in January 2006 in which the Company extinguished $2.5 million of its prior notes payable and raised approximately $1.6 million of net proceeds through the sale of $4.5 million in convertible debentures. As of March 31, 2006, EarthShell had $.6 million of cash and cash equivalents.

The first quarter was notable as EarthShell Packaging plates and bowls were launched into the U.S. marketplace. This followed the successful start-up of the first fully commercial EarthShell Packaging manufacturing facility in the U.S. by EarthShell licensee, ReNewable Products, Inc. ("RPI"). The Company also announced select customer orders and will provide further details regarding additional customers and market penetration as well as all facets of its new business plan at the annual meeting of shareholders next quarter.

EarthShell Corporation is engaged in the development, licensing and commercialization of technology for environmentally preferable foodservice disposable packaging, such as plates, bowls and cups. In addition to certain environmental characteristics, EarthShell Packaging is designed to be cost and performance competitive compared to other foodservice packaging materials.

For more information about EarthShell Corporation, please visit www.earthshell.com.

                                       ###

This press release may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of forward-looking words or phrases such as "should", "anticipates", "believes", "expects", "might result", "estimates" and others. These forward-looking statements involve known and unknown risks, uncertainties of other factors which may cause actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause such a difference include, but are not limited to, those discussed in the Company's most recent Form 10-K and other documents filed by the Company with the Securities and Exchange Commission.

                             EARTHSHELL CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS

                                                        MARCH 31,       DECEMBER 31,
                                                          2006              2005
                                                     --------------    --------------
                                                       (UNAUDITED)
ASSETS
CURRENT ASSETS
      Cash and cash equivalents ..................   $      623,727    $      347,812
      Prepaid expenses and other current assets ..           54,529            83,473
                                                     --------------    --------------
            Total current assets .................          678,256           431,285

PROPERTY AND EQUIPMENT, NET ......................           12,504            11,991
EQUIPMENT HELD FOR SALE ..........................                1                 1
                                                     --------------    --------------
TOTALS ...........................................   $      690,761    $      443,277
                                                     ==============    ==============

LIABILITIES AND STOCKHOLDERS' DEFICIT
CURRENT LIABILITIES
      Accounts payable and accrued expenses ......   $    5,049,163    $    5,908,670
      Current portion of settlements .............          234,423           300,786
      Current portion of deferred revenues .......          100,000           100,000
      Contingent settlement ......................        1,816,937         2,375,000
      Note payable, net of discount of $168,901 ..               --         2,355,296
      Payable to a related party .................        1,000,000           850,000
                                                     --------------    --------------
            Total current liabilities ............        8,200,523        11,889,752

DEFERRED REVENUES, LESS CURRENT PORTION ..........          762,500           787,500
Note payable, net of discount of $1,927,345 ......        2,572,655                --
OTHER LONG-TERM LIABILITIES ......................           88,794           117,914
                                                     --------------    --------------
            Total liabilities ....................       11,624,472        12,795,166

STOCKHOLDERS' DEFICIT
Preferred Stock, $.01 par value, 10,000,000
  shares authorized; 9,170,000 Series A shares
  designated: no shares issued and outstanding
  as March 31, 2006 and December 31, 2005 ........               --                --

Common Stock, $.01 par value, 40,000,000 shares
  authorized: 19,340,188 and 18,981,167 shares
  issued and outstanding as of March 31, 2006
  and December 31, 2005, respectively ............          193,402           189,812
Additional paid-in common capital ................      317,907,809       315,306,825
Accumulated deficit ..............................     (328,977,790)     (327,786,868)
Accumulated other comprehensive loss .............          (57,132)          (61,658)
                                                     --------------    --------------
            Total stockholders' deficit ..........      (10,933,711)      (12,351,889)
                                                     --------------    --------------

TOTALS ...........................................   $      690,761    $      443,277
                                                     ==============    ==============

                             EARTHSHELL CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                                                                     FOR THE
                                                                  THREE MONTHS
                                                                 ENDED MARCH 31,
                                                        --------------------------------
                                                             2006              2005
                                                        --------------    --------------
Revenues ............................................   $       25,000    $       75,000

Operating Expenses
    Other research and development expenses .........           30,643           103,595
    Related party general and administrative expenses           20,000               578
    Other general and administrative expenses .......          921,402         1,032,313
    Depreciation and amortization ...................            1,103               837
                                                        --------------    --------------
        Total operating expenses ....................          973,148         1,137,323

Operating Loss ......................................          948,148         1,062,323

Other (Income) Expense
    Interest income .................................           (3,360)             (478)
    Related party interest expense ..................           28,372               556
    Other interest expense ..........................          498,882            21,461
    Gain on sales of property and equipment .........          (26,096)           (7,105)
    Gain on settlement of debt ......................         (255,024)               --
                                                        --------------    --------------
Loss Before Income Taxes ............................        1,190,922         1,076,757

Income taxes ........................................               --               800
                                                        --------------    --------------
Net Loss ............................................   $    1,190,922    $    1,077,557
                                                        ==============    ==============

Basic and Diluted Loss Per Common Share .............   $         0.06    $         0.06
Weighted Average Number of Common Shares ............       19,302,932        18,250,260